UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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ALSET EHOME INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALSET EHOME INTERNATIONAL INC.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

April 25, 2022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2022

8 A.M. EASTERN TIME

Dear Stockholder,

We cordially invite you to attend our Special Meeting of Stockholders to be held at 8 A.M. Eastern Time on June 6, 2022. Due to the COVID-19 pandemic, and in keeping with the government and Center for Disease Control’s guidelines on such pandemic, this Special Meeting of Stockholders will be held virtually via the Internet at https://agm.issuerdirect.com/aei (the “Special Meeting”). Our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. Instructions on how to participate in the Special Meeting and demonstrate proof of stock ownership are posted at https://agm.issuerdirect.com/aei and your proxy card. This means that you can attend the Special Meeting online, vote your shares electronically and submit questions during the online meeting by visiting the above-mentioned website. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world. The attached Notice of Special Meeting and Proxy Statement describes the business we will conduct at the meeting and provides information about Alset EHome International Inc. that you should consider when you vote your shares.

Your vote is very important, regardless of the number of shares you hold. Whether or not you plan to attend the meeting (via the virtual meeting), please carefully review the enclosed Proxy Statement and then cast your vote.

We hope that you will join us virtually on June 6, 2022.

/s/ Chan Heng Fai
Name:	Chan Heng Fai
Title:	Chairman of the Board and
Chief Executive Officer

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Alset EHome International Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

Notice of Special Meeting of Stockholders

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Alset EHome International Inc., a Delaware corporation (the “Company”), will be held on:

Date:	June 6, 2022

Time:	8 A.M. Eastern Time

Place:	https://agm.issuerdirect.com/aei

Purposes:	1. To approve, in accordance with NASDAQ Listing Rule 5635(a), the issuance of 35,319,290 newly issued shares of the Company’s common stock in connection with the purchase of 293,428,200 ordinary shares of Alset International Limited from Chan Heng Fai, the Company’s Chairman, Chief Executive Officer and largest stockholder (the “Issuance Proposal”);
2. To approve the reincorporation of the Company in Texas and the change of the Company’s name to “Alset Inc.” (the “Reincorporation Proposal”); and
3. To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the year ended December 31, 2021 (the “Ratification of Auditor Proposal”).

Record Date:	The Board of Directors has fixed the close of business on April 14, 2022 as the record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement, the proxy card and the Company’s most recent Annual Report are also available on the Company’s website at https://www.alsetehomeintl.com/.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote as soon as possible by submitting your proxy. You may vote your proxy three different ways: by mail, via the Internet, or by telephone. You may also be entitled to vote in person (via the virtual meeting) at the meeting. Please refer to detailed instructions included in the accompanying proxy statement.

FOR THE BOARD OF DIRECTORS

/s/ Chan Heng Fai
Chan Heng Fai
Chairman of the Board and Chief Executive Officer

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Alset EHome International Inc.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 6, 2022

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Alset EHome International Inc., a Delaware corporation (“we,” “us,” or the “Company”), in connection with the solicitation by our Board of Directors of proxies for use at our special meeting of stockholders scheduled to be held at 8 A.M. Eastern Time on June 6, 2022 (the “Special Meeting”). The Special Meeting will be held at a virtual location. We anticipate that this Proxy Statement and the enclosed form of proxy will be mailed to stockholders on or about April 27, 2022.

At the Special Meeting, stockholders will be asked to consider and vote upon: (1) the approval, in accordance with NASDAQ Listing Rule 5635(a), of the issuance of 35,319,290 newly issued shares of the Company’s common stock in connection with the purchase of 293,428,200 ordinary shares of Alset International Limited (“Alset International”) from Chan Heng Fai, the Company’s Chairman, Chief Executive Officer and largest stockholder (the “Issuance Proposal”); (2) the reincorporation of the Company in Texas and the change of the Company’s name to “Alset Inc.” (the “Reincorporation Proposal”); and (3) the ratification of the selection of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2021 (the “Ratification of Auditor Proposal”).

Voting Rights and Votes Required

The close of business on April 14, 2022 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting. As of the close of business on such date, we had outstanding and entitled to vote 113,187,898 shares of our common stock, par value $0.001 per share. You may vote your shares of common stock in person (all references to “present” or “in person” in this proxy statement relate to the virtual presence at the Special Meeting) or by proxy. You may submit your proxy by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. Stockholders who hold shares in “street name” should refer to their proxy card or the information forwarded by their bank, broker or other nominee for instructions on the voting options available to them. To vote in person at the virtual meeting, you may attend the Special Meeting and deliver your completed proxy card electronically or vote your shares electronically during the virtual meeting.

The presence at the Special Meeting, whether in person or by valid proxy, of a majority of the shares of our common stock entitled to vote will constitute a quorum, permitting us to conduct our business at the Special Meeting. The record holder of each share of common stock entitled to vote at the Special Meeting will have one vote for each share so held. Abstentions and broker non-votes will count for quorum purposes.

If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock represented by such proxy will not be considered present at the Special Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed proxy, but is not authorized to vote on one or more matters (with respect to each such matter, a “broker non-vote”), the shares of common stock represented by such proxy will be considered present at the Special Meeting for purposes of determining the presence of a quorum. A broker that is a member of the New York Stock Exchange is prohibited, unless the stockholder provides the broker with written instructions, from giving a proxy on non-routine matters. Consequently, your brokerage firm or other nominee will have discretionary authority to vote your shares with respect to routine matters but may not vote your shares with respect to non-routine matters.

The Issuance Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Issuance Proposal. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the Issuance Proposal in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

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Approval of the purchase of 293,428,200 ordinary shares of Alset International from Chan Heng Fai, the Company’s Chairman, Chief Executive Officer and largest stockholder, for a purchase price of 35,319,290 newly issued shares of the Company’s common stock, is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

The Reincorporation Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Reincorporation Proposal. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the Reincorporation Proposal in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

The Reincorporation Proposal is a non-routine matter and brokers do not have discretionary authority to vote on this matter. If you hold shares in a brokerage account and wish to vote those shares on this proposal, then you should instruct on how to vote the shares using the voting instructions provided.

The Ratification of Auditor Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Ratification of Auditor Proposal. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a stockholder of record and you return your signed and dated proxy card without providing specific voting instructions on this proposal, or do not specify your vote on this proposal when voting using the telephone or Internet, your shares will be voted “For” the Ratification of Auditor Proposal in accordance with the recommendations of the Board of Directors. If you are a stockholder of record and you fail to return your proxy card, or to vote at all using the telephone or Internet, it will have no effect.

We believe that the Ratification of Auditor Proposal is deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on this proposal, your broker or nominee will have the discretion to vote your shares on this proposal.

Voting of Proxies

Most stockholders have three ways to submit a proxy: by telephone, via the Internet or by completing the enclosed proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on each proxy card you receive. To submit a proxy by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone.

Our Board of Directors recommends a vote FOR the Issuance Proposal, FOR the Reincorporation Proposal, and FOR the Ratification of Auditors Proposal.

Revocation of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is exercised by providing written notice to our Secretary at Alset EHome International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814, by delivery to us of a properly executed proxy bearing a later date, or by virtually attending the meeting and voting in person electronically at the Special Meeting.

Solicitation of Proxies

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our common stock. The solicitation will be by mail, with the materials being forwarded to stockholders of record and certain other beneficial owners of our common stock, and by our officers and other regular employees (at no additional compensation). We have not engaged a proxy solicitor to distribute our proxy materials and solicit proxies, however we may engage a proxy solicitor at fees which we do not anticipate will exceed $25,000. Our officers and employees may solicit proxies from stockholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Special Meeting.

Issuer Direct, our transfer agent, shall act as inspector of elections at the Special Meeting.

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PROPOSAL 1. ISSUANCE PROPOSAL TO APPROVE the issuance of 35,319,290 newly issued shares of the Company’s common stock in connection with the purchase of 293,428,200 ordinary shares of Alset International Limited from CHAN Heng Fai, the Company’s Chairman, Chief Executive Officer and largest StockHOLDER

Proposal

We are asking our stockholders to approve, in accordance with NASDAQ Listing Rule 5635(a), the issuance of up to 35,319,290 shares of our common stock (the “Shares”) to Chan Heng Fai, our Chief Executive Officer, Chairman and largest stockholder, pursuant to and upon the terms and subject to the conditions set forth in a securities purchase agreement (the “Agreement”) entered into by the Company and Mr. Chan on February 28, 2022, pursuant to which Mr. Chan sold us 293,428,200 ordinary shares of Alset International in exchange for the Shares. The number of Shares to be issued to Mr. Chan was determined based on the relative price of ordinary shares of Alset International Limited and common stock of Alset EHome International Inc. at the time the Company’s Board approved this transaction: 293,428,200 shares of Alset International were valued at $11,990,899 based on the trading price on the Singapore Exchange; with a price of $0.3395 for shares of the Company’s common stock as of such date. As set forth in the Agreement, the closing of the transactions contemplated by the Agreement are subject to no objection by Nasdaq and approval of the Company’s stockholders.

We are seeking stockholder approval in order to comply with NASDAQ Listing Rule 5635(a). Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; or (C) any director, officer or substantial stockholder of the Company has a 5% or greater interest in the entity or assets to be acquired and the present or potential issuance of common stock could result in an increase in outstanding common shares or voting power of 5% or more.

Interests of Certain Persons in Matters to be Acted Upon

Mr. Chan is the Executive Chairman of Alset International and is our Chief Executive Officer, Chairman of the Board of Directors and largest stockholder, and as a result has an interest in the Issuance Proposal. Prior to the consummation of the transactions contemplated by the Agreement, Mr. Chan owns 44,144,981 shares, or 39% of the pre-transaction shares outstanding. Following consummation of the Agreement, Mr. Chan will own 79,464,271 shares, or 53.5% of the post-transaction shares outstanding. Following the closing, and the closing of certain other transactions by third parties, the Company will own 85.4% of AI, as compared to 77% currently owned.

About Alset International

Alset International is an investment holding company, which engages in EHome community development, SPAC management, food and beverage sales, direct sales, asset management and information technology. Alset International’s portfolio includes real property and related services; information technology related businesses; biomedical related business; and investment activities. Real estate includes actively acting as a developer for property projects and investing in property development projects as well as renting single family homes. Information technology business are involved in information technology (IT) hardware and software research and development, and other businesses providing IT related services to end users, service providers and other commercial users via multiple platforms. Investment business includes trading of quoted securities, commodities and other derivatives and financial products. Biomedical business includes the development, research, testing, manufacturing, licensing and distribution of biomedical products.

Rationale for the Transaction

We believe that Alset International represents a compelling opportunity for our Company. In addition, we believe that it is in the best interests of the Company to ensure that we hold a majority of the issued shares of Alset International. This acquisition will provide that future issuances of the shares of Alset International, which may occur from time to time, will not reduce our ownership position in Alset International below 50%. The transaction was approved by the Audit Committee and Board of Directors of the Company, with Mr. Chan abstaining.

Effect of the Issuance Proposal on Current Stockholders

If the Issuance Proposal is adopted, the issuance of such Shares would result in dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Our common shares outstanding as of April 14, 2022 was 113,187,898, and will increase to 148,507,188 common shares following the issuance of our shares to Mr. Chan.

No Appraisal Rights

Under the Delaware General Corporation Law (“DGCL”), our stockholders are not entitled to appraisal rights with respect to the Issuance Proposal, and we will not independently provide our stockholders with any such rights.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 1 TO APPROVE, in accordance with NASDAQ Listing Rule 5635(a), the issuance of 35,319,290 newly issued shares of the Company’s common stock in connection with the purchase of 293,428,200 ordinary shares of Alset International Limited from CHAN Heng Fai, the Company’s Chairman, Chief Executive Officer and largest StockHOLDER.

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PROPOSAL 2. REINCORPORATION PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY IN TEXAS

Description of the Proposed Reincorporation in Texas

We propose to change our state of incorporation from Delaware to Texas, which we refer herein to as the “Reincorporation.” The Reincorporation would be effected through the merger (the “Merger”) of the Company into a Texas corporation that is a wholly owned subsidiary of the Company, which we refer to herein as “Alset Texas,” pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Upon completion of the Merger, Alset Texas will be the surviving corporation and will continue to operate our business under the name “Alset Inc.”

Reincorporation in Texas will not result in a material change in our business, management, assets, liabilities or net worth. The principal effects of the proposed reincorporation will be that:

1.	The affairs of the Company will cease to be governed by Delaware corporation laws and will become subject to Texas corporation laws. See “Comparison of Shareholder Rights Before and After the Reincorporation” below.

2.	The resulting Texas corporation (“Alset Texas”) will be the same entity as the current Delaware corporation (“Alset Delaware”) and will continue with all of the rights, titles and interests of Alset Delaware, will continue with the same officers and directors of Alset Delaware, the rights of creditors of Alset Delaware will continue to exist, and the ownership interest of the shareholders of Alset Delaware will be converted to an identical interest in Alset Texas.

General

The Board has unanimously approved and recommends that the stockholders approve the reincorporation of the Company from the State of Delaware to the State of Texas (the “Reincorporation” or the “Reincorporation Proposal”). The Company would effect the Reincorporation by utilizing a Texas corporation which is a wholly owned subsidiary and adopting an agreement and plan of merger, the proposed form of which is attached hereto as Appendix A (the “Merger”) and filing certificates of merger in both Delaware and Texas. At the effective time of the Reincorporation, the Company would amend the merger subsidiary’s certificate of formation to one that would govern the Company as a Texas corporation going forward, the proposed form of which is attached as Appendix B. The Merger Agreement also would adopt bylaws for the resulting Texas corporation going forward, the proposed form of which is attached as Appendix C.

Apart from being governed by the proposed Texas certificate of formation, Texas bylaws and Texas corporation law, for all other purposes, the Company as a Texas corporation will possess the rights, privileges, powers and franchises, the real and mixed property. All debts due to Alset Delaware will be vested in Alset Texas, and all debts, liabilities and liens of Alset Delaware will be the debts, liabilities and liens of Alset Texas. Alset Texas will continue with the same officers and directors of Alset Delaware, the rights of creditors of Alset Delaware will continue to exist, and the ownership interest of the stockholders of Alset Delaware will be converted to an identical interest in Alset Texas. No regulatory approval (other than various filings with Secretary of State of Texas and Delaware discussed above) is required to effect the Reincorporation.

Reasons for the Reincorporation

The Company does not conduct any substantial operations in Delaware and does not anticipate doing so in the future. The Company also considered its desire to cut unnecessary costs. If the proposed reincorporation is implemented, Alset Texas would benefit from a recurring reduction in franchise taxes compared to Alset Delaware because Alset Texas would no longer have a franchise tax obligation in Delaware

The Company believes that the Texas legislature has demonstrated a willingness to maintain modern and effective corporation laws to meet changing business needs. While some regard Delaware corporate law as the most extensive and well-defined body of corporate law in the United States, the Company does not believe there is significant risk to the Company or its stockholders if the Company is governed under Texas corporate law rather than Delaware corporate law. Additionally, the Company regards certain aspects of Delaware law more uncertain and complex than their Texas equivalents due to the large body of nuanced Delaware case law. While there are some advantages under Delaware corporate law to being a Delaware corporation, there are also advantages under Texas corporate law to being a Texas corporation. The Company believes that, on balance, the impact on the Company of implementing the reincorporation proposal from a corporate law perspective will be neutral to the Company and its stockholders.

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In preparing the Texas Certificate of Formation and Bylaws that will govern Alset Texas in the event this proposal is approved by the stockholders, the Company attempted to mirror as closely as possible the stockholder voting thresholds that are currently in effect for Alset Delaware. In some instances, Texas law does not allow for identical voting thresholds, and in those cases the Company attempted to approximate the stockholder voting thresholds under Delaware law as nearly as possible.

The name “Alset Inc.” is available to us in the state of Texas (such new name is not available in certain other jurisdictions). The Company’s new name will more fully reflect its current business model. We believe that this new name is appropriate as we expand into new areas in addition to our core business of real estate. While we anticipate that real estate will remain our key business for the foreseeable future, we will add additional operations over time.

We have provided a discussion of additional differences between the Delaware and Texas corporate laws below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.”

Consequences of the Reincorporation

The Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described herein and below under the heading “Comparison of Shareholder Rights Before and After the Reincorporation.” The Reincorporation Proposal will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of Texas, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation and the Delaware franchise tax savings discussed above). Our management, including all directors and officers, will remain the same in connection with the reincorporation and will have identical positions with Alset Texas. None of the Company’s subsidiaries will be changing their respective states or jurisdictions of incorporation, or making any other changes, in connection with the reincorporation. The Reincorporation will not otherwise affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of Alset Texas as a Texas corporation.

The authorized capital stock of Alset Delaware consists of 25,000,000 shares of preferred stock, $0.001 par value per share, and 250,000,000 shares of common stock, $0.001 par value per share. The authorized capital stock of Alset Texas will be identical to that of the Company immediately prior to the Reincorporation. Holders of Alset Texas’ common stock will be entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of Alset Texas’ common stock will not have cumulative voting rights. Therefore, holders of a majority of the shares of Alset Texas’ common stock voting for the election of directors will be able to elect all of the directors.

The Reincorporation Proposal will effect a change in the quorum requirement for all meetings of stockholders of Alset Texas. The presence, in person or by proxy, of the holders of a thirty-five percent (35%) of the outstanding shares of Alset Texas’ stock entitled to vote will be required to constitute a quorum at any meeting of Alset Texas’ stockholders compared to a majority of the outstanding shares of Alset Delaware’s stock entitled to vote is required to constitute a quorum at any meeting of Alset Delaware’s stockholders. The Board believes that it is in the Company’s best interest to decrease the quorum requirement for all meetings of stockholders of Alset Texas. The Board believes that without decreasing the quorum requirement, there is an increasing danger that the Company will not be able to obtain a quorum at future stockholder meetings, thus hindering the Company’s ability to conduct business. Due to the size and how dispersed the Company’s stockholder base is, it has become increasingly more difficult to obtain the current quorum as contained in the Bylaws of Alset Delaware at stockholder meetings, and as a result the Company’s ability to conduct business has become impaired. Without stockholder consent, the Company may not be able to, among other things, alter or amend its stock option plans, conduct certain types of mergers and acquisitions, or raise capital in certain types of transactions.

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Comparison of Shareholder Rights Before and After the Reincorporation

The Reincorporation will effect some changes in the rights of the Company’s stockholders. This is as a result of differences between the Texas Business Organizations Code (“TBOC”) and the DGCL, as well as differences between each of the Company’s charter documents before and after the Reincorporation. Summarized below are the most significant differences between the rights of the Company’s stockholders before and after the Reincorporation. The differences between the current Delaware certificate of incorporation and bylaws and the proposed Texas certificate of formation and bylaws, as relevant to such rights, are noted within this summary. The summary below is not intended to be relied upon as an exhaustive list of all the differences or a complete description of the differences resulting from the Reincorporation. Furthermore, this summary is qualified in its entirety by reference to the DGCL, the Company’s existing Delaware certificate of incorporation and bylaws, the TBOC, and the Company’s proposed Texas certificate of formation and bylaws.

	Delaware	Texas
Business Combinations Statute

The DGCL prohibits certain transactions between a Delaware corporation and an “interested stockholder” for a period of three years after the date the interested stockholder acquired its stock.

“Interested stockholder” is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation.

Prohibited transactions include: (i) mergers, (ii) consolidations, (iii) sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company, and (iv) certain transactions that would result in the issuance or transfer of stock of a company, increase the interested stockholder’s proportionate share of ownership in a company, or grant the interested stockholder disproportionate financial benefits.

The DGCL provides an exception to this prohibition if: (i) the business combination or the transaction in which the stockholder became an interested stockholder is approved by that company’s board of directors prior to the date the interested stockholder became an interested stockholder, (ii) the interested stockholder acquired at least 85% of the voting stock of that company in the transaction in which it became an interested stockholder, or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

The existing Delaware certificate of incorporation does not alter the effect of the Delaware business combinations statute.

The TBOC prohibits specific mergers, sales of assets, reclassifications and other transactions between a Texas public corporation and an “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding stock of a Texas public corporation for a period of three years following the shareholder acquiring shares representing 20% or more of the corporation’s voting power.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder, (ii) two-thirds (or a higher if specified in the certificate of formation) of the unaffiliated stockholders approve the transaction at a meeting held no earlier than six months after the shareholder acquires that ownership, or (iii) if the affiliated shareholder was an affiliated shareholder before December 31, 1996, and continued as such through the date of the transaction.

The proposed Texas certificate of formation does not alter the Texas business combinations statute.

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Sales, Leases, Exchanges or Other Dispositions

A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary.

The existing Delaware certificate of incorporation does not address this issue.

Generally, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote. No such approval is required, however, if the transaction is made in the usual and regular course of the corporation’s business. Under Texas law, the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed to be in the usual and regular course of its business.

The proposed Texas certificate of formation contains a provision setting the approval threshold at a majority of the outstanding shares.

Approval of Mergers	Under Delaware law, any merger with a third party must be approved by a majority of the stockholders.

Under Texas law, any merger with a third party requires approval by two-thirds of the outstanding shares of the Texas corporation unless a different threshold, not less than a majority, is specified in the certificate of formation.

The proposed Texas certificate of formation contains a provision setting the approval threshold at a majority of the outstanding shares.

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Appraisal Rights

Under Delaware law, stockholders have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange (the Company currently meets this condition by virtue of its listing on the NASDAQ market) or if such stock is held of record by more than 2,000 stockholders. Stockholders of a Delaware parent corporation have no appraisal rights in a merger between that parent corporation and a subsidiary corporation wholly owned by that parent corporation. Even if appraisal rights would not otherwise be available under Delaware law in the cases described above, stockholders would still have appraisal rights if they are required by the terms of the agreement of merger and consolidation to accept for their stock anything other than:

(1) shares of stock;

(A) of the surviving corporation; or

(B) of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders;

(2) cash in lieu of fractional shares; or

(3) a combination of such shares and such cash.

Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers.

Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation, any merger or consolidation involving such corporation, or the sale of all or substantially all of the assets of the corporation.

The existing Delaware certificate of incorporation has no such provisions.

Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, stockholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A) listed on a national securities exchange (the Company currently meets this condition by virtue of its listing on the NASDAQ market); or

(B) held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance;

(ii) held of record by at least 2,000 owners;

(B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C) any combination of the ownership interests and cash above.

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Shareholder Consent to Action Without a Meeting

Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of the stockholders can be taken without such meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were presented and voted.

The existing Delaware certificate of incorporation allows for stockholder action by written consent.

Under Texas law, any action that may be taken at a meeting of the stockholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The certificate of formation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.

The proposed Texas certificate of formation allows shareholder action by written consent in lieu of a meeting.

Procedures for Filling Vacant Directorships

Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

The existing Delaware certificate of incorporation requires the vote of two-thirds of the directors then in office, although less than a quorum, or by a sole remaining director to fill vacancies.

Under Texas law, any vacancy occurring in the board of directors may, unless otherwise authorized by a corporation’s certificate of formation, fill a vacancy or a newly created vacancy in a director position only: (i) by the affirmative vote of the majority of the directors then in office, (ii) by the sole remaining director, or (iii) by the affirmative vote of the stockholders.

A directorship to be filled because of an increase in the number of directors may be filled by the stockholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the stockholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of stockholders. The proposed Texas certificate of formation and bylaws are consistent with the TBOC.

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Right to Call Meetings

Delaware law provides that special meetings of the stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws.

The existing Delaware certificate of incorporation provides that special meetings of the stockholders may be called only by the Chairman of the Board, the Chief Executive Officer or the board of directors pursuant to a resolution approved by a majority of the directors. Stockholders may not, therefore, call a special meeting.

Unlike in Delaware, under Texas law, stockholders are guaranteed the right to call special meetings. Unless otherwise specified in the corporation’s certificate of formation, holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special stockholders’ meeting. The certificate of formation may allow for special meetings to be called by a number of shares greater than or less than 10%, but it may not set the required number of shares above 50%. The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special stockholders’ meetings.

The proposed Texas certificate of formation sets the percentage of stockholders required to call a special meeting at fifty percent of those stockholders entitled to vote on the subject matter for which the meeting is called (unlike the Delaware standard, where stockholders may not call a special meeting). The bylaws provide that special meetings of the stockholders may also be called by the President, the Chairman of the Board, the Chief Executive Officer, or the board of directors pursuant to a resolution approved by a majority of the directors.

Voting by Proxy	Under Delaware law, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless otherwise provided in the proxy.	Under Texas law, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is only valid for eleven months from its date unless otherwise provided in the proxy.

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Charter Amendments

Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation’s stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.

The existing Delaware certificate of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the Company then entitled to vote in an election of directors, voting as a single class to amend the charter provisions relating management of the Company.

Under Texas law, an amendment to the certificate of formation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

The proposed Texas certificate of formation does not provide for a different threshold.

Bylaw Amendments

Under Delaware law, stockholders of a corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If the corporation’s certificate of incorporation so provides, the corporation’s board of directors also has the have the right to amend, repeal or adopt the bylaws.

The existing Delaware certificate of incorporation provides that the existing Delaware bylaws may be amended, repealed, altered or adopted (i) by stockholder action with the affirmative vote of the holders of at least two-thirds of the voting power of all the shares entitled to vote generally in the election of directors, voting together as a single class or (ii) by director action with the affirmative vote of at least two-thirds of the directors then in office.

Generally, under Texas law, the board of directors may amend, repeal or adopt a corporation’s bylaws. However, a corporation’s certificate of formation may reserve this power exclusively to a majority of the stockholders. Similarly, the stockholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw. Texas caselaw permits the corporation to increase the required threshold of stockholders necessary to amend the bylaws.

The proposed Texas certificate of incorporation, consistent with the Delaware certificate of incorporation, allow amendments to the bylaws by the vote of at least two-thirds of the board of directors or by two-thirds of the holders of the outstanding shares entitled to vote.

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Removal of Directors

Under Delaware law, subject to the exceptions discussed below, a majority of stockholders then entitled to vote at an election of directors may remove a director with or without cause.

If the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed for cause, unless the corporation’s certificate of incorporation provides otherwise.

If a corporation uses cumulative voting and less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors. Where a corporation’s certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Neither the existing Delaware certificate of incorporation nor bylaws allow: (i) the removal of directors, other than for cause, (ii) cumulative voting, or (iii) the election of separate directors by separate classes or series of stockholders voting as such a class or series.

Under Texas law, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the stockholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors.

If the corporation’s directors serve staggered terms, a director may not be removed except for cause unless the certificate of formation provides otherwise.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors. Where a corporation’s certificate of formation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

The proposed Texas bylaws are consistent with the existing Delaware certificate of incorporation and bylaws on this issue.

Inspection of Books and Records	Under Delaware law, any stockholder may inspect the corporation’s books and records upon written demand under oath stating the purpose of the inspection. If the corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.	Under Texas law, a shareholder may, upon written demand stating a proper purpose, inspect the books and records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

Distributions and Dividends

Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

The existing Delaware certificate of incorporation provides that dividends may be declared and paid or set apart for payment upon the Company’s common stock out of any assets or funds of the Company legally available for the payment of dividends and may be payable in cash, stock or otherwise.

Under Texas law, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares), or an issuance of debt, by a corporation to its stockholders in the form of: (i) a dividend on any class or series of the corporation’s outstanding shares, (ii) a purchase or redemption, directly or indirectly, of its shares, or (iii) a payment in liquidation of all or a portion of its assets.

Under Texas law, a corporation may not make a distribution if such distribution violates its certificate of formation or, unless the corporation is in receivership, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation.

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Stock Redemption and Repurchase

Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Indemnification of Directors and Officers

Delaware law permits a corporation to indemnify directors, officers, employees, or agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with an action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent acted in good faith and reasonably believed: (i) in the case of a civil, administrative or investigative proceeding, that his or her conduct was in or not opposed to the best interests of the corporation, or (ii) in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.

In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for expenses actually and reasonably incurred in connection with such suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) if such person is found liable to the corporation, only if ordered by a court of law. Section 145 of the DGCL provides that such section is not exclusive of any other indemnification rights, which may be granted by a corporation to its directors, officers, employees or agents.

The existing Delaware certificate of incorporation and bylaws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the enterprise, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The proposed Texas certificate of formation and bylaws provide for indemnification of directors and officers (including advancement of expenses) to the fullest extent permitted by applicable law.

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Procedure for Indemnification	Delaware law provides that a determination that indemnification of a director or officer is appropriate must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by stockholder vote.	Texas law provides that a determination that indemnification is appropriate must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum, (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent and is composed solely of one or more directors who are disinterested and independent, (iii) by special legal counsel selected by majority vote under (i) or (ii) above, (iv) by the stockholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent, or (v) by a unanimous vote of the stockholders of the corporation.

Mandatory Indemnification	Delaware law requires indemnification for expenses actually and reasonably incurred with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.	Under Texas law, indemnification by the corporation for reasonable expenses actually incurred is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

Insurance

Delaware law allows a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person. This is so, regardless of whether the corporation would have the power to indemnify such person against that liability.

Under Delaware law, a corporation may also establish and maintain arrangements, other than insurance, to protect such persons, including a trust fund or surety arrangement.

Texas law is substantially the same as Delaware law for this issue.

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Persons Covered	Delaware law provides the same indemnification rights to officers, employees and agents that it provides for directors.	Texas law expressly and separately addresses the indemnification of officers, employees and agents. The corporation may indemnify and advance expenses to an officer, employee or agent as provided by the corporation’s governing documents, general or specific action of the board of directors, resolution of the stockholders, contract, or common law. The corporation must indemnify an officer to the same extent as a director. The procedure for indemnification under Texas law summarized above need not be followed for officers, employees or agents.

Standard of Care	In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person’s own affairs.	Texas law is substantially the same as Delaware law for this issue.

Limited Liability of Directors

Delaware law permits the adoption of a provision in the certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director’s breach of the fiduciary duty of care.

Delaware law does not, however, permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its stockholders, (ii) failing to act in good faith, (iii) engaging in intentional misconduct or a knowing violation of law, (iv) obtaining an improper personal benefit from the corporation, or (v) declaring an illegal dividend or approving an illegal stock purchase or redemption.

The existing Delaware certificate of incorporation eliminates the monetary liability of a director to the fullest extent permitted by applicable law.

Texas law permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its stockholders for conduct in the performance of such director’s duties.

Texas law does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its stockholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director obtains an improper benefit, or (iv) a violation of applicable statutes which expressly provide for the liability of a director.

The proposed Texas certificate of formation eliminates the monetary liability of a director to the fullest extent permitted by applicable law.

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Fiduciary Duties of Directors

Delaware imposes duties of care and loyalty on directors of Delaware corporations, subject to the business judgment rule which provides a presumption that a director acted on an informed basis, in good faith, and in the honest belief that the action taken was in the best interests of the corporation. Delaware imposes liability upon directors who willfully or recklessly disregard their duties as directors so as to constitute an utter failure to carry out their fiduciary duties.

Directors of a Delaware corporation owe fiduciary duties both to the stockholders and the corporation.

Texas imposes duties of loyalty, care and obedience on directors of Texas corporations, but will generally not, absent fraud, impose liability upon a non-interested director unless the action challenged is outside of the expressed purpose of the corporation or inconsistent with an express limitation on authority.

Directors of a Texas corporation owe fiduciary duties only to the corporation.

Shareholder Rights Plans	Delaware courts have generally allowed the use of shareholder rights plans by a corporation if their adoption is reasonable in response to a reasonably identified threat posed.	Texas statutorily approves shareholder rights plans.

Considerations of Directors	Delaware does not have a statute stating what constituencies the board may consider when making decisions.	Texas corporate law includes statutory approval of directors considering both the long-term and short-term interests of the corporation and the stockholders.

Shareholder Actions	Delaware allows certain lawsuits to be brought against directors directly by stockholders, in some instances, without making a demand on the corporation’s board. Generally, lawsuits are tried before a Delaware chancellor without a jury.	Texas generally requires that lawsuits against directors be brought derivatively by the corporation only after making demand on the corporation’s board setting out the contours of the demand. Texas law may, in certain circumstances, such as in a proceeding determining liability of directors, allow for a jury trial.

Mechanism for Reincorporation into Texas

The process for changing the Company from a Delaware corporation to a Texas corporation will be for the Company to utilize a wholly-owned subsidiary in the State of Texas and to merge the Company into the Texas subsidiary by adopting the Merger Agreement. The Merger Agreement calls for the surviving Texas corporation to adopt the proposed Texas certificate of formation, which will be the certificate of formation of the Company after the Reincorporation.

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Stock and Equity Incentive Awards

At the effective time of the Reincorporation, each outstanding share of Common Stock of Alset Delaware will automatically be converted into one share of common stock of Alset Texas. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the resulting Texas corporation; however, after the Reincorporation, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to Issuer Direct, the Company’s transfer agent, for cancellation and obtain a new certificate by contacting Issuer Direct at 919-744-2722 or One Glenwood Ave, Suite 1001, Raleigh, NC 27603. Pursuant to the Merger Agreement, the resulting Texas corporation will assume all of the Company’s obligations under the Company’s 2020 Incentive Compensation Plan. Each outstanding option to purchase shares of Common Stock under these plans will be converted into an option to purchase an equal number of shares of the resulting Texas corporation’s common stock on the same terms and conditions as in effect immediately prior to the Reincorporation. Each other award (restricted stock is the only other type of award currently outstanding) will be converted to an equivalent award with the same terms issued by the Texas corporation.

Effective Time

If the Reincorporation Proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), a certificate of merger filed with the Secretary of State of the State of Delaware and a Texas certificate of merger and the Texas certificate of formation filed with the Secretary of State of the State of Texas, in each case upon acceptance thereof by the Delaware Secretary of State and the Texas Secretary of State. If the Reincorporation Proposal is approved, it is anticipated that the Company will cause the Reincorporation to be effected as promptly as reasonably possible following such approval. However, the Reincorporation may be delayed by the Board or the Merger Agreement may be terminated or abandoned by action of the Board at any time prior to the effective time of the reincorporation, whether before or after the approval by the Company’s stockholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in the State of Delaware.

Appraisal Rights

Under Delaware law, shareholders are not entitled to dissenter’s rights with respect to the Reincorporation Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THIS PROPOSAL NO. 2 TO APPROVE THE REINCORPORATION OF THE COMPANY IN TEXAS.

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PROPOSAL 3. RATIFICATION OF AUDITOR PROPOSAL TO RATIFY APPOINTMENT OF GRASSI & CO., CPAs, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

Our Board of Directors, acting upon the recommendation of the Audit Committee, has selected Grassi & Co., CPAs, P.C. to audit our consolidated financial statements for the fiscal year ending December 31, 2021.

Although stockholder approval of the selection of Grassi & Co., CPAs, P.C. is not required by law, our Board of Directors and the Audit Committee believe it is advisable to give stockholders an opportunity to ratify this selection.

During fiscal 2019 and 2020 and through December 22, 2021 (the “Engagement Date”), the Company did not consult with Grassi & Co., CPAs, P.C. regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grassi & Co., CPAs, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

We expect representatives of Grassi & Co., CPAs, P.C. to attend the Special Meeting, to be available to respond to appropriate questions from stockholders, and to have the opportunity to make a statement if so desired.

On December 21, 2021, the Board of Directors dismissed Briggs & Veselka Co. as its independent registered accountant at the recommendation of the Audit Committee. Briggs & Veselka Co.’s audit report on the Company’s financial statements for the fiscal year ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2020 and during the subsequent interim period preceding the date of dismissal, there were (i) no disagreements with Briggs & Veselka Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested Briggs & Veselka Co. to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. The Company has previously filed this letter with the SEC and Briggs & Veselka Co. accepted the dismissal while neither agreeing nor disagreeing with the decision by the Company.

On January 12, 2021, the Board of Directors dismissed Rosenberg Rich Baker Berman, P.A. as its independent registered accountant at the recommendation of the Audit Committee. Rosenberg Rich Baker Berman, P.A.’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2018 and December 31, 2019 and during the subsequent interim period preceding the date of dismissal, there were (i) no disagreements with Rosenberg Rich Baker Berman, P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested Rosenberg Rich Baker Berman, P.A. to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. The Company has previously filed this letter with the SEC and Rosenberg Rich Baker Berman, P.A. accepted the dismissal while neither agreeing nor disagreeing with the decision by the Company.

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Fees of Independent Registered Public Accounting Firm

The following table indicates the fees paid by us for services performed for the years ended December 31, 2021 and December 31, 2020 by Rosenberg Rich Baker Berman, P.A.:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees	$31,300	$158,500
Audit-Related Fees
Tax Fees
All Other Fees		$38,000
Total	$31,300	$196,500

The following table indicates the fees paid by us for services performed for the years ended December 31, 2021 and December 31, 2020 by Briggs & Veselka Co.:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees	$189,000	$0
Audit-Related Fees
Tax Fees
All Other Fees
Total	$189,000	$0

The following table indicates the fees paid by us for services performed for the years ended December 31, 2021 and December 31, 2020 by Grassi & Co., CPAs, P.C.:

	Year Ended December 31, 2021		Year Ended December 31, 2020
Audit Fees		$49,080		$0
Audit-Related Fees	$		$
Tax Fees	$		$
All Other Fees	$		$
Total		$49,080		$0

Audit Fees. This category includes the aggregate fees billed for professional services rendered by the independent auditors for the years ended December 31, 2021 and December 31, 2020 for the audit of our financial statements and review of our Form 10-Qs.

Tax Fees. This category includes the aggregate fees billed for tax services rendered in the preparation of our federal and state income tax returns.

All Other Fees. This category includes the aggregate fees billed for all other services, exclusive of the fees disclosed above, rendered for the years ended December 31, 2021 and December 31, 2020.

Pre-Approval Policies and Procedures

Our Audit Committee’s policy is that all audit services and all non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by the Audit Committee. The Audit Committee’s approval procedures include the review and approval of engagement letters from our independent registered public accounting firm that document the fees for all audit services and non-audit services, primarily tax advice and tax return preparation and review.

All audit services and all non-audit services in fiscal years ended December 31, 2021 and December 31, 2020 were pre-approved by our Audit Committee. Our Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the independent auditor’s independence.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL NO. 3 TO RATIFY THE SELECTION OF GRASSI & CO., CPAs, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021 and discussed them with the Company’s management and the Company’s previous independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that the Company’s independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

By the Audit Committee of the Board of Directors of Alset EHome International Inc.

William Wu

Wong Tat Keung

Wong Shui Yeung

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth certain information with respect to the beneficial ownership of our common stock as of April 14, 2022, referred to in the table below as the “Beneficial Ownership Date,” by:

●	each person who is known to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

●	each member of our board of directors, director nominees and each of our named executive officers individually; and

●	all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date and shares of restricted stock subject to vesting until the occurrence of certain events, are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person (however, neither the stockholder nor the directors and officers listed below own any stock options or warrants to purchase shares of our common stock at the present time). The percentages of beneficial ownership are based on 91,568,446 shares of common stock outstanding as of the Beneficial Ownership Date.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address (1)	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares
Chan Heng Fai (2)	44,144,981	39%
Chan Tung Moe	-	0.0%
Lui Wai Leung Alan	-	0.0%
Rongguo Wei	-	0.0%
Ang Hay Kim Aileen	-	0.0%
Wong Tat Keung	-	0.0%
Wong Shui Yeung	-	0.0%
William Wu	-	0.0%
Anthony S. Chan	-	0.0%
Charles MacKenzie	-	0.0%
All Directors and Officers (10 individuals)	44,144,981	39%

(1) Except as otherwise indicated, the address of each of the persons in this table is c/o Alset EHome International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814.

(2) Represents 37,366,633 shares of common stock owned directly by Mr. Chan, 6,380,000 shares of common stock owned of record by HFE Holdings Limited, of which Mr. Chan has sole voting and investment power with respect to such shares, and 398,348 shares of common stock owned of record by Heng Fai Holdings Limited, of which Mr. Chan has sole voting and investment power with respect to such shares.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Special Meeting other than as set forth in the Notice of Special Meeting and this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

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WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxies and information statements and other information regarding the Company and other issuers that file electronically with the SEC at www.sec.gov. The Company’s proxy statements, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website. Stockholders may also read and copy materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Stockholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Additionally, you may access our filings with the SEC through the ‘SEC Filings’ section of our website at https://www.alsetehomeintl.com/sec-filings.

Upon written or oral request to our Secretary at Alset EHome International Inc., 4800 Montgomery Lane, Suite 210, Bethesda, MD, 20814, we will promptly provide separate copies of our Annual Report on Form 10-K and/or this Proxy Statement.

The Company’s Common Stock is listed on the Nasdaq Stock Market and trades under the symbol “AEI.”

INFORMATION INCORPORATED BY REFERENCE

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. This document incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s Current Reports on Form 8-K, filed with the SEC during the fiscal year ended December 31, 2022. Information contained on our website, https://www.alsetehomeintl.com/, is not incorporated by reference in, and does not constitute part of, this proxy statement.

All documents that we file (but not those that we furnish) with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting are incorporated by reference in this proxy statement from the date of filing of the documents, unless we specifically provide otherwise. Information that we file with the SEC will automatically update and may replace information previously filed with the SEC.

By Order of the Board of Directors,

/S/ Chan Heng Fai
Chan Heng Fai, Chairman of the Board and Chief Executive Officer

Dated: April 25, 2022

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

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APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER dated as of [           ], 2022 (this “Agreement”), is made and entered into by and between Alset EHome International Inc., a Delaware corporation (the “Parent Corporation”), and Alset Inc., a Texas corporation and a wholly owned subsidiary of the Parent Corporation ( “New AEI”).

RECITALS

WHEREAS, the Parent Corporation owns all of the issued and outstanding shares of capital stock of New AEI;

WHEREAS, the board of directors of each of the Parent Corporation and New AEI has determined it advisable and in the best interests of such corporation and its stockholders that the Parent Corporation merge with and into New AEI, with New AEI being the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the board of directors of each of the Parent Corporation and New AEI has approved and declared advisable this Agreement and directed that this Agreement be submitted to a vote of its stockholders.

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties contained herein, the parties hereby agree as follows:

SECTION 1.

DEFINITIONS

1.1 Effective Time. “Effective Time” shall mean the date and time on which the Merger contemplated by this Agreement becomes effective pursuant to the laws of the States of Texas and Delaware, as determined in accordance with Section 2.2 of this Agreement.

1.2 Merger. “Merger” shall refer to the merger of the Parent Corporation with and into New AEI as provided in Section 2.1 of this Agreement.

SECTION 2.

TERMS OF MERGER

2.1 Merger. Subject to the terms and conditions set forth in this Agreement, at the Effective Time, the Parent Corporation shall be merged with and into New AEI in accordance with applicable law. New AEI shall be the surviving entity resulting from the Merger and shall continue to exist and to be governed by the laws of the State of Texas under the corporate name “Alset Inc.” (the “Surviving Corporation”) At the Effective Time: (a) the separate existence of the Parent Corporation shall cease; (b) all rights, title, and interests to all real estate and other property owned by the Parent Corporation and New AEI is allocated to and vested, subject to any existing liens or other encumbrances on the property, in the Surviving Corporation without reversion or impairment, any further act or deed, or any transfer or assignment having occurred; (c) all liabilities and obligations of New AEI and the Parent Corporation (including, without limitation, all liabilities and obligations of the Parent Corporation with respect to rights of indemnification and to advancement of expenses under the Delaware General Corporation Law and the bylaws of the Parent Corporation held by persons entitled to such rights, whether or not any action, suit or proceeding had been brought against such persons at or prior to the Effective Time) shall be liabilities and obligations of the Surviving Corporation; (d) the Surviving Corporation shall be the primary obligor for such liabilities or obligations; and (e) the Surviving Corporation shall be substituted in any proceeding pending by or against the Parent Corporation or New AEI.

2.2 Effective Time. On the date of the closing of the Merger, the Surviving Corporation shall cause a Certificate of Merger to be executed and filed with the Secretary of State of Texas (the “Texas Certificate of Merger”) and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Merger shall become effective upon the date and time specified in the Texas Certificate of Merger and the Delaware Certificate of Merger (the “Effective Time”).

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2.3 Certificate of Formation. The Certificate of Formation of New AEI as in effect at the Effective Time shall be the Certificate of Formation of the Surviving Corporation.

2.4 Bylaws. The Bylaws of New AEI as in effect at the Effective Time shall be the Bylaws of the Surviving Corporation.

2.5 Board of Directors. The persons who are directors of New AEI immediately prior to the Effective Time shall, after the Effective Time, be the directors of the Surviving Corporation, without change, until their respective successors are duly elected and qualified.

2.6 Officers. The persons who are officers of New AEI immediately prior to the Effective Time shall, after the Effective Time, be the officers of the Surviving Corporation, without change, until their respective successors are duly elected and qualified.

SECTION 3.

EFFECT OF MERGER ON CAPITAL STOCK

3.1 Effect of Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the Parent Corporation or its stockholders, or the Surviving Corporation:

(a) Each issued and outstanding share of common stock, par value $0.001 per share, of the Parent Corporation (the “Parent Corporation Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one fully paid and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation (the “Surviving Corporation Shares”).

(b) Each Parent Corporation Share held in treasury of the Parent Corporation immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Parent Corporation, be converted into one fully paid and non-assessable Surviving Corporation Share.

(d) Each share of capital stock of New AEI issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Surviving Corporation, be cancelled and retired and shall cease to exist, and shall not be converted into shares or other securities of the Surviving Corporation or the right to receive cash or any other property or rights.

(e) At and after the Effective Time, each stock certificate which immediately prior to the Effective Time represented outstanding Parent Corporation Shares (a “Delaware Certificate”), shall be deemed and treated for all purposes to evidence ownership of, and to represent, the number of Surviving Corporation Shares into which the Parent Corporation Shares represented by such Delaware Certificate immediately prior to the Effective Time were converted pursuant to this Agreement. The registered holder of any Delaware Certificate outstanding immediately prior to the Effective Time, as such holder appears in the books and records of the Parent Corporation, or of the transfer agent in respect of the Parent Corporation Shares immediately prior to the Effective Time, shall, until such Delaware Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends or other distributions on, the Surviving Corporation Shares into which the Parent Corporation Shares represented by any such Delaware Certificate were converted pursuant this Agreement.

(f) Each holder of a Delaware Certificate shall, upon the surrender of such Delaware Certificate to the Surviving Corporation, or the transfer agent in respect of the Surviving Corporation Shares for cancellation after the Effective Time, be entitled to receive from the Surviving Corporation, or the transfer agent in respect of the Surviving Corporation Shares, a certificate (a “Texas Certificate”) representing the number of Surviving Corporation Shares, into which the Parent Corporation Shares, represented by such Delaware Certificate were converted pursuant to this Agreement. If any such Texas Certificate is to be issued in a name other than that in which the Delaware Certificate surrendered for exchange is registered, such exchange shall be conditioned upon (i) the Delaware Certificate so surrendered being properly endorsed or otherwise in proper form for transfer and (ii) the person requesting such exchange either paying any transfer or other taxes required by reason of the issuance of the Texas Certificate in a name other than that of the registered holder of the Delaware Certificate surrendered, or establishing to the satisfaction of the Surviving Corporation, or the transfer agent in respect of Surviving Corporation Shares, that such tax has been paid or is not applicable.

(g) Where no Delaware Certificate has been issued in the name of a holder of Parent Corporation Shares, a “book entry” (i.e., a computerized or manual entry) shall be made in the shareholder records of the Surviving Corporation to evidence the issuance to such holder of an equal number of Surviving Corporation Common Shares.

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3.2 Equity Plans.

(a) As of the Effective Time, the Surviving Corporation hereby assumes the Alset EHome International Inc. 2020 Incentive Compensation Plan (the “Equity Plan”).

(b) Each outstanding option under the Equity Plan shall, by virtue of the Merger and without any action of the part of the holder of such option, be converted into and become an option to purchase the same number of Surviving Corporation Shares, at the same option price per share and upon the same terms and subject to the same conditions as set forth in the applicable plan and any related award agreement as in effect immediately prior to the Effective Time.

(c) The terms and conditions of any restricted stock award shall not be changed as a result of the Merger and shall continue to apply to the Surviving Corporation Shares subject to the Equity Plan and any applicable award agreement.

(d) The Surviving Corporation shall assume each of the Parent Corporation’s other employee benefit plans and arrangements and the obligations of the Parent Corporation thereunder upon the same terms and subject to the same conditions as set forth in such plans and arrangements as in effect immediately prior to the Effective Time.

(e) Prior to the Effective Time, the Parent Corporation shall take all actions as are reasonably necessary to effect the treatment of the Equity Plan, options and restricted shares as set forth in this Section 3.2 in accordance with applicable law and the terms of the Equity Plan, if applicable, and any contracts evidencing the options and restricted shares.

SECTION 4.

MISCELLANEOUS

4.1 Plan of Reorganization. Each party to this Agreement agrees to treat the Merger for all income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

4.2 Stockholder Approval. This Agreement will be submitted to a vote of the stockholders of the Parent Corporation in accordance with the laws of the State of Delaware and to a vote of the sole shareholder of New AEI in accordance with the laws of the State of Texas. In the event that this Agreement shall not be adopted by the requisite vote of the stockholders of the Parent Corporation or the sole shareholder of New AEI entitled to vote thereon, this Agreement shall thereupon be terminated without further action of the parties hereto.

4.3 Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify, amend or supplement this Agreement, whether before or after the adoption of this Agreement by the stockholders of the Parent Corporation or the sole shareholder of New AEI; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by such stockholders of the Parent Corporation or the sole shareholder of New AEI without such further approval

4.4 Abandonment. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the board of directors of either the Parent Corporation or the Surviving Corporation or both, notwithstanding the adoption of this Agreement by the stockholders of the Parent Corporation or the sole shareholder of New AEI.

4.5 Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Parent Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Parent Corporation, and otherwise to carry out the purposes of this Agreement. The officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Parent Corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.6 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

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4.7 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

4.8 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, between the parties, with respect to the subject matter hereof.

4.9 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

4.10 Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

4.11 Service of Process. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of any constituent corporation of the State of Delaware, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware is _____________.

[Signatures on next page]

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IN WITNESS WHEREOF, the undersigned corporations have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

PARENT CORPORATION:

Alset EHome International Inc., a Delaware corporation

By:
Name:	Chan Heng Fai
Title:	Chief Executive Officer

NEW AEI:

Alset Inc., a Texas corporation

By:
Name:	Chan Heng Fai
Title:	Chief Executive Officer

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APPENDIX B

RESTATED

CERTIFICATE OF FORMATION

OF

ALSET INC.

ARTICLE ONE

Entity Name, Type, and Initial Mailing Address

The undersigned, as authorized officer of a for-profit corporation under the Texas Business Organizations Code, as amended (the “TBOC”), hereby adopts on behalf of the corporation the following Certificate of Formation for the corporation:

The filing entity being formed is a for-profit corporation. The name of the corporation is Alset Inc. The initial mailing address of the corporation is 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814.

ARTICLE TWO

The address of its initial registered office in the State of Texas is 815 Brazos, Suite 500, Austin, TX 78701. The name of its initial registered agent at such address is United Corporate Services, Inc.

ARTICLE THREE

The purpose for which the corporation is formed is for the transaction of any and all lawful business for which a for-profit corporation may be organized under the TBOC.

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ARTICLE FOUR

SECTION 1. Authorized Shares.

The aggregate number of shares of stock that the corporation shall have the authority to issue is two hundred seventy-five million (275,000,000) shares, of which twenty-five million (25,000,000) shares shall be Preferred Stock (the “Preferred Stock”), par value $.001 per share, and two hundred fifty million (250,000,000) shares shall be Common Stock (the “Common Stock”), par value $.001 per share.

The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the shares of Preferred Stock and Common Stock or any series of any class of stock of the corporation, and of the authority expressly granted hereby to the Board of Directors of the corporation to fix by resolution or resolutions any of such designations and powers, preferences and rights, and the qualifications, limitations and restrictions thereof that may be desired but which shall not be fixed by this Certificate of Formation (this “Certificate of Formation”).

SECTION 2. Common Stock.

A.	Dividends. Subject to all the rights of the Preferred Stock or any series thereof, and on the conditions set forth in Section 3 of this Article Four or in any resolution of the Board of Directors providing for the issuance of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

B.	Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share held.

C.	In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to such amounts as provided under applicable law.

SECTION 3. Preferred Stock.

The Board of Directors of the corporation is hereby expressly vested with authority to issue up to 25,000,000 shares of Preferred Stock, par value $.001 per share, in series. The Board of Directors is expressly vested with authority to establish series of such Preferred Stock, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of each such series and the qualifications, limitations or restrictions thereof, all in the manner provided by the TBOC. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

a.	The number of shares constituting that series and the distinctive designation of that series;

b.	The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

c.	Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

d.	Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

e.	Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

f.	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

g.	The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

h.	Any other relative rights, preferences and limitations of that series.

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Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the shares of Common Stock with respect to the same dividend period.

If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

Shares of Preferred Stock which have been redeemed or converted, or which have been issued and reacquired in any manner and retired, shall have the status of authorized and unissued Preferred Stock and may be reissued by the Board of Directors as shares of the same or any other series, unless otherwise provided with respect to any series in the resolution or resolutions of the Board of Directors creating such series.

SECTION 4. General.

The Board of Directors may in its discretion issue from time to time authorized but unissued shares for such consideration as it may determine and that is permitted under the TBOC, and holders of Common Stock and Preferred Stock shall have no preemptive rights, as such holders, to purchase any shares or securities of any class, including treasury shares, which may at any time be issued or sold or offered for sale by the corporation.

Cumulative voting of shares of stock of the corporation, whether Common Stock or Preferred Stock, is hereby prohibited.

The corporation shall be entitled to treat the person in whose name any share or other security is registered as the owner thereof, for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share or other security on the part of any other person, whether or not the corporation shall have notice thereof.

ARTICLE FIVE

The name and mailing address of the sole organizer is: [omitted pursuant to Sec. 3.059(2)(b)(1) of TX BOC.]

ARTICLE SIX

[omitted pursuant to Sec. 3.060(a) of TX BOC.]

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ARTICLE SEVEN

The corporation is to have perpetual existence.

ARTICLE EIGHT

The Board of Directors may exercise all such powers and do all such lawful acts and things as are not by statute, the Bylaws, or this Certificate of Formation directed or required to be exercised and done by the shareholders.

ARTICLE NINE

The initial Bylaws of the corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the corporation’s Bylaws, and to adopt new Bylaws, is hereby vested in the Board of Directors, subject, however, to repeal or change by the affirmative vote of the holders of at least two-thirds of the voting power of all of the outstanding shares entitled to vote thereon. Notwithstanding any other provisions of this Certificate of Formation, or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of the voting stock, voting together as a single class, shall be required to alter, amend, or repeal this Article Nine.

ARTICLE TEN

SECTION 1. Quorum for Meeting of Shareholders.

The holders of thirty-five percent (35%) of the voting power of all the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders but in no event shall a quorum consist of the holders of less than one-third (1/3) of the shares entitled to vote and thus represented at such meeting.

SECTION 2. Vote Required for Fundamental Business Transactions and Certain Other Matters.

Except as otherwise provided in this Certificate of Formation and in Sections 10.005 and 10.006 of the TBOC, for purposes of (1) the approval of a Fundamental Business Transaction (as defined in Section 1.002(32) of the TBOC) under Section 21.457 of the TBOC, and (2) the approval under Section 21.364 of the TBOC of those Fundamental Actions described in subsections (a)(2), (3), (4) and (5) of Section 21.364 (or as such matters may be defined under any successor provisions of Texas law), the affirmative vote of the holders of at least two-thirds of the voting power of all of the outstanding shares of stock entitled to vote thereon, voting together as a single class, shall be required in addition to any separate vote of a class or series of shares that may otherwise be required by the TBOC, this Certificate of Formation or any Certificate of Designation. Notwithstanding any other provisions of this Certificate of Formation, or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of shares required by law, this Certificate of Formation or any Certificate of Designation, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares entitled to vote thereon, voting together as a single class, shall be required to alter, amend, or repeal this Section 2 of Article Ten.

SECTION 3. Vote Required for Amendments to the Certificate of Formation.

Except as otherwise provided in this Certificate of Formation, the affirmative vote of the holders of a majority of the voting power of all the outstanding shares of stock entitled to vote with respect to an amendment of this Certificate of Formation (including any amendment described in Section 21.364(a)(1) of the TBOC), voting together as a single class, shall be required to approve such an amendment, in addition to any separate vote of a class or series of shares that may otherwise be required by the TBOC, this Certificate of Formation or any Certificate of Designation.

SECTION 4. Successor Provisions of the TBOC.

Any reference to a Section of the TBOC in this Article Ten shall also be deemed a reference to any successor provision thereto under Texas law.

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ARTICLE ELEVEN

Meetings of shareholders may be held within or without the State of Texas as the Bylaws may provide. Special meetings of the shareholders may be called by (i) the holders of record of, in the aggregate, not less than fifty percent (50%) of the shares of the corporation entitled to vote at the proposed special meeting or (ii) the other persons or holders of record authorized to call special meetings of the shareholders by the Bylaws, in either case, in accordance and compliance with the provisions and requirements of the Bylaws. Elections of directors need not be by written ballot.

ARTICLE TWELVE

Written Consent of Shareholders

Any action required by the Texas Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if one or more written consents setting forth the action so taken shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

ARTICLE THIRTEEN

Director’s Limited Liability

No director of the corporation shall be liable to the corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, except that this Article Thirteen does not eliminate or limit the liability of a director to the extent the director is found liable under applicable law for (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith that constitutes a breach of duty of the director to the corporation or involves intentional misconduct or a knowing violation of law, (iii) a transaction from which the director received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s duties, or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute. If the TBOC or other applicable law is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the TBOC or other applicable law, as so amended. Any repeal or modification of the foregoing provisions of this Article Thirteen by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE FOURTEEN

This document becomes effective upon filing with the Secretary of State of Texas.

IN WITNESS WHEREOF, the undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty or perjury that the undersigned is authorized to execute the filing instrument.

Date: [___________], 2022

ALSET INC.

NAME
TITLE

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APPENDIX C

BYLAWS

OF

ALSET INC.

(A Texas Corporation)

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C-2

BYLAWS

OF

ALSET INC.

ARTICLE I

OFFICES

Section 1.01 REGISTERED OFFICE AND AGENT. The registered office and registered agent of the Corporation shall be as set forth in the Corporation’s Certificate of Formation. The registered office or registered agent may be changed by resolution of the Board of Directors, upon making the appropriate filing with the Secretary of State.

Section 1.02 PRINCIPAL OFFICE. The principal office of the Corporation shall be located at such place within or without the State of Texas as shall be fixed from time to time by the Board of Directors.

Section 1.03 OTHER OFFICES. The Corporation may also have other offices at any places, within or without the State of Texas, as the Board of Directors may designate, or as the business of the Corporation may require or as may be desirable.

Section 1.04 BOOKS AND RECORDS. All records maintained by the Corporation in the regular course of its business, including its share transfer ledger, books of account, and minute books, may be maintained in written paper form or another form capable of being converted to written paper form within a reasonable time. The Corporation shall convert any records so kept upon the request of any person entitled to inspect the records pursuant to applicable law.

ARTICLE II

SHAREHOLDERS

Section 2.01 PLACE OF MEETING. All meetings of the shareholders shall be held either at the principal office of the Corporation or at any other place, either within or without the State of Texas, as shall be designated in the notice of the meeting or duly executed waiver of notice. The Board of Directors may, in its discretion, determine that the meeting may be held solely by means of remote communication as set out in Section 2.02 below.

Section 2.02 MEETINGS OF SHAREHOLDERS BY REMOTE COMMUNICATION. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders not physically present at a shareholders’ meeting may participate in the meeting by means of remote communication and may be considered present in person and may vote at the meeting, whether held at a designated place or solely by means of remote communication, subject to the conditions imposed by applicable law.

Section 2.03 ANNUAL MEETING. An annual meeting of shareholders shall be held on the date and time set by the Board of Directors and stated in the notice of the meeting for the purpose of electing directors and transacting any other business as may be brought properly before the meeting.

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Failure to hold the annual meeting at the designated time does not result in the winding up or termination of the Corporation. If the Board of Directors fails to call the annual meeting, any shareholder may make written demand to any officer of the Corporation that an annual meeting be held.

Section 2.04 SPECIAL SHAREHOLDERS’ MEETINGS. Special meetings of the shareholders may be called by the President, the Board of Directors, or by the holders of at least ten percent (10%) of all the shares entitled to vote at the proposed special meeting. The record date for determining shareholders entitled to call a special meeting is the date the first shareholder signs the notice of that meeting. Only business within the purpose or purposes described in the notice or executed waiver of notice may be conducted at a special meeting of the shareholders.

Section 2.05 FIXING THE RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a date, not more than sixty (60) days or less than ten (10) days before the meeting, as the record date for such determination.

Whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors.

If no record date has been fixed as provided in this Section 2.05, then (a) the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof shall be the date on which notice of the meeting is mailed, (b) the record date for determining shareholders entitled to give written consent to action taken without a meeting, where no prior Board action is required to be taken by the Texas Business Organizations Code, shall be the date on which a signed written consent is first delivered to the Corporation, and (c) the record date for determining shareholders entitled to give written consent to action taken without a meeting, where prior Board action is required to be taken by the Texas Business Organizations Code, shall be the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

Section 2.06 NOTICE OF SHAREHOLDERS’ MEETING. Written notice stating the place, day, and hour of the meeting, the means of any remote communications by which shareholders may be considered present and may vote at the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten (10) days and not more than sixty (60) days before the date of the meeting, personally, by electronic transmission (if consented to by a shareholder), or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder entitled to vote at the meeting. If mailed, the notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at the shareholder’s address as it appears on the share transfer records of the Corporation, with postage prepaid.

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Notwithstanding the preceding paragraph, notice of a shareholder meeting regarding a fundamental business transaction (as defined by Texas law) must be given to each shareholder of the Corporation not later than twenty-one (21) days prior to the meeting, regardless of the shareholder’s right to vote on the matter. Notice of such action shall comply with any other requirements set by law.

A shareholder entitled to notice of a meeting may sign a written waiver of notice either before or after the time of the meeting. The participation or attendance of a shareholder at a meeting constitutes waiver of notice, unless the shareholder participates in or attends the meeting solely to object to the transaction of business on the ground that the meeting was not lawfully called or convened.

With the consent of the shareholder, notice may be given to the shareholder by electronic transmission. The shareholder may specify the form of electronic transmission to be used to communicate notice. The shareholder may revoke this consent by written notice to the Corporation. The shareholder’s consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two (2) consecutive notices, and the Secretary, Assistant Secretary, or transfer agent of the Corporation, or another person responsible for delivering notice on behalf of the Corporation, knows that delivery of these two (2) electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of shareholder consent does not invalidate a meeting or other action.

Notice by electronic transmission is deemed given when the notice is:

(a) Transmitted to a fax number provided by the shareholder for the purpose of receiving notice.

(b) Transmitted to an email address provided by the shareholder for the purpose of receiving notice.

(c) Posted on an electronic network and a message is sent to the shareholder at the address provided by the shareholder for the purpose of alerting the shareholder of a posting.

(d) Communicated to the shareholder by any other form of electronic transmission consented to by the shareholder.

Section 2.07 VOTING LISTS. The officer or agent in charge of the share transfer records of the Corporation shall prepare, at least eleven (11) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting or any adjournment thereof, arranged in alphabetical order, with (a) the address of each shareholder, (b) the type of shares held by each shareholder, (c) the number of shares held by each shareholder, and (d) the number of votes that each shareholder is entitled to if different than the number of shares held.

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The list shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours for a period of ten (10) days prior to the meeting. The list shall also be produced and kept open at the meeting and shall be subject to the inspection of any shareholder during the meeting. The original share transfer records shall be prima-facie evidence of the shareholders entitled to examine the list and to vote at any meeting of shareholders.

If any shareholders are participating in the meeting by means of remote communication, the list must be open to examination by the shareholders during the meeting on a reasonably accessible electronic data system, and the information required to access the list must be provided to shareholders in the meeting notice.

Section 2.08 QUORUM OF SHAREHOLDERS. The presence in person or by proxy of the holders of thirty-five percent (35%) of the shares entitled to vote constitutes a quorum for a meeting of the shareholders. Unless otherwise required by the Texas Business Organizations Code, the Certificate of Formation, or these Bylaws:

(a) The affirmative vote of the holders of a majority of the shares represented at a meeting at which a quorum is present shall be the act of the shareholders.

(b) The shareholders represented in person or by proxy at a meeting at which a quorum is present may conduct any business properly brought before the meeting until adjournment, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting.

If a quorum is not present, the shareholders represented in person or by proxy may adjourn the meeting until a time and place determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting. At such adjourned meeting at which the required number of voting shares shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 2.09 CONDUCT OF MEETINGS. The Board of Directors may adopt by resolution rules and regulations for the conduct of meetings of the shareholders as it shall deem appropriate. At every meeting of the shareholders, the Chairman, or in his or her absence or inability to act, a director or officer designated by the Board of Directors, shall act as chairman of, and preside at, the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

Section 2.10 VOTING OF SHARES. Each outstanding share, regardless of class or series, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the Certificate of Formation provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series. Unless otherwise required by the Texas Business Organizations Code, the Certificate of Formation, or these Bylaws, any matter, other than the election of directors, brought before any meeting of shareholders at which a quorum is present shall be decided by the affirmative vote of the holders of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

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Unless otherwise required by the Certificate of Formation, the election of directors shall be decided by a plurality of the votes cast by the holders of shares entitled to vote in the election at a meeting of the shareholders at which a quorum is present.

Shareholders are prohibited from cumulating their votes in any election of directors of the Corporation.

Section 2.11 VOTING BY PROXY OR NOMINEE. Shares of the Corporation owned by the Corporation itself or by another corporation or entity, the majority of the voting shares or interest of which is owned or controlled by the Corporation, shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Nothing in this section shall be construed as limiting the right of the Corporation or any domestic or foreign corporation or other entity to vote shares, held or controlled by it in a fiduciary capacity, or with respect to which it otherwise exercises voting power in a fiduciary capacity.

Any shareholder may vote either in person or by proxy executed in writing by the shareholder. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of (a) a pledgee; (b) a person who purchased or agreed to purchase, or who owns or holds an option to purchase, the shares subject to the proxy; (c) a creditor of the Corporation who extended the Corporation credit under terms requiring the appointment; (d) an employee of the Corporation whose employment contract requires the appointment; or (e) a party to a voting agreement or shareholders’ agreement created under the Texas Business Organizations Code.

Shares owned by another corporation, domestic or foreign, may be voted by any officer, agent, or proxy as the bylaws of that corporation may authorize or, in the absence of authorization, as the board of directors of that corporation may determine.

An administrator, executor, guardian, or conservator may vote shares held in that fiduciary capacity if the shares forming a part of an estate are in the possession and forming a part of the estate being served by the fiduciary, either in person or by proxy, without a transfer of the shares into the fiduciary’s name. A trustee may vote shares standing in the trustee’s name, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of the shares into his or her name as trustee.

A receiver may vote shares standing in the name of a receiver and may vote shares held by or under the control of a receiver without the transfer thereof into the receiver’s name if authority to do so is contained in an appropriate order of the court by which the receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote the shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares transferred, subject to any agreements containing restrictions on the hypothecation, assignment, pledge, or voluntary or involuntary transfer of shares.

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The Board of Directors may establish a procedure by which a shareholder may file a statement with the Corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person to be recognized by the Corporation as the shareholder. The procedure must determine the extent of the Corporation’s recognition of the specified person as a shareholder and may include any provisions that the Board of Directors deems necessary, including, but not limited to, any of the following:

(a) The types of nominee shareholders who may file a statement.

(b) The rights or privileges of the beneficial owner to be recognized by the Corporation upon filing of a statement.

(c) The information to be included in the statement.

(d) The timeframe within which the statement must be received for the statement to be effective as to an upcoming meeting or vote.

(e) The time period for which the statement filed will be recognized by the Corporation.

Section 2.12 WRITTEN CONSENT OF SHAREHOLDERS WITHOUT A MEETING. Any action required by the Texas Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action at a meeting at which holders of all shares entitled to vote on the action were present and voted.

Section 2.13 SHAREHOLDER NOMINATIONS AND PROPOSALS. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a shareholder, the shareholder or shareholders of record intending to propose the business (the “proposing shareholder”) must have given written notice of the proposing shareholder’s nomination or proposal, either by personal delivery or by United States mail to the Secretary not later than ninety (90) calendar days prior to the date such annual meeting is to be held. If the current year’s meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year’s annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of shareholders begin a new time period for giving a proposing shareholder’s notice as provided above.

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For business to be properly brought before a special meeting of shareholders, the notice of the meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A person or persons who have made a written request for a special meeting pursuant to Section 2.04 of these Bylaws may provide the information required for notice of a shareholder proposal under this section simultaneously with the written request for the meeting submitted to the Secretary or within ten (10) calendar days after delivery of the written request for the meeting to the Secretary.

A proposing shareholder’s notice shall include as to each matter the proposing shareholder proposes to bring before either an annual or special meeting:

(a) The name and address of the proposing shareholder, and the classes and number of shares of the Corporation held by the proposing shareholder.

(b) If the notice is in regard to a nomination of a candidate for election as director: (a) the name, age, and business and residence address of the candidate; (b) the principal occupation or employment of the candidate; and (c) the class and number of shares of the Corporation beneficially owned by the candidate.

(c) If the notice is about a proposal other than a nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting and the material interest of the proposing shareholder in such proposal.

ARTICLE III

DIRECTORS

Section 3.01 BOARD OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors of the Corporation. Directors need not be residents of the State of Texas or shareholders of the Corporation.

Section 3.02 NUMBER OF DIRECTORS. The number of directors shall be Five, provided that the number may be increased or decreased from time to time by an amendment to these Bylaws or by resolution adopted by the Board of Directors. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent director.

Section 3.03 TERM OF OFFICE. At the first annual meeting of shareholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors shall elect directors, each of whom shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

Section 3.04 VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Any vacancy occurring in the Board of Directors may be filled by election at an annual or special meeting of shareholders called for that purpose, or may be filled by the affirmative vote of a majority of the remaining directors even when the majority of the remaining directors is less than a quorum of the total number of directors specified in the Certificate of Formation or the Bylaws. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

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A directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose, or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board of Directors may not fill more than two (2) directorships during the period between any two (2) successive annual meetings of shareholders.

Section 3.05 REMOVAL. Any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of the director or directors, at any meeting of shareholders called expressly for that purpose.

Section 3.06 RESIGNATION. A director may resign by providing written notice to the Corporation. The resignation shall be effective upon the later of the date of receipt of the notice of resignation or the effective date specified in the notice. Acceptance of the resignation shall not be required to make the resignation effective.

Section 3.07 REGULAR MEETINGS OF DIRECTORS. A regular meeting of the newly-elected Board of Directors shall be held without other notice immediately following each annual meeting of shareholders, at which the board shall elect officers and transact any other business as shall come before the meeting. The board may designate a time and place for additional regular meetings, by resolution, without notice other than the resolution.

Section 3.08 SPECIAL MEETINGS OF DIRECTORS. The Chairman, the Chief Executive Officer, the President, or by the majority of the directors may call a special meeting of the Board of Directors at a time or place determined by the person or persons calling the meeting. The Chairman shall call a special meeting at the written request of two (2) or more directors.

Section 3.09 NOTICE OF DIRECTORS’ MEETINGS. All special meetings of the Board of Directors shall be held upon not less than three (3) business days’ written notice stating the purpose, date, time, and place of the meeting delivered to each director either personally or by mail. Notice of a regular or special meeting of the Board of Directors may be provided to a director by electronic transmission on consent of the director. The director may specify the form of electronic transmission to be used to communicate notice.

A written waiver of the required notice signed by a director entitled to the notice, before or after the meeting, is the equivalent of giving notice to the director who signs the waiver. A director’s attendance at any meeting shall constitute a waiver of notice of the meeting, except where the directors attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 3.10 QUORUM AND ACTION BY DIRECTORS. A majority of the number of directors shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present at the time of the act shall be the act of the Board of Directors, unless the act of a greater number is required by law, the Certificate of Formation, or these Bylaws. The directors at a meeting for which a quorum is not present may adjourn the meeting until a time and place as may be determined by a vote of the directors present at that meeting.

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Section 3.11 COMPENSATION. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at any meeting of the Board of Directors or committee thereof. A director shall not be precluded from serving the Corporation in any other capacity and receiving compensation for services in that capacity.

Section 3.12 ACTION BY DIRECTORS WITHOUT A MEETING. Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if all members of the Board of Directors or committee consent in writing or by electronic transmission and the writings or electronic transmissions are filed with the minutes of the proceedings of the Board of Directors.

Section 3.13 COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors, by resolution adopted by a majority of the Board, may designate one or more directors to constitute one or more committees, to exercise the authority of the Board of Directors to the extent provided in the resolution of the Board of Directors and allowed under the Texas Business Organizations Code.

No committee of the Board of Directors shall have the authority to authorize a distribution or to authorize the issuance of shares of the Corporation unless the resolution designating a particular committee expressly so provides.

The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

ARTICLE IV

OFFICERS

Section 4.01 POSITIONS AND ELECTION. The officers of the Corporation shall be elected by the Board of Directors and shall be a President and a Secretary and any other officers, including assistant officers and agents, as may be deemed necessary by the Board of Directors. Any two (2) or more offices may be held by the same person.

Each officer shall serve until a successor is elected and qualified or until the earlier death, resignation, or removal of that officer. Vacancies or new offices shall be filled at the next regular or special meeting of the Board of Directors.

Section 4.02 REMOVAL. Any officer elected or appointed by the Board of Directors may be removed with or without cause by the affirmative vote of the majority of the Board of Directors. Removal shall be without prejudice to the contract rights, if any, of the officer so removed.

Section 4.03 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation, subject to the direction of the Board of Directors, shall have active, general supervision and executive management over the business and affairs of the Corporation. The Chief Executive Officer shall preside at all meetings of all directors; shall see that all orders and resolutions of the Board of Directors are carried out; and shall perform any other duties as the Board of Directors may assign.

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Section 4.04 PRESIDENT. The President shall preside at all meetings of the stockholders and at all meetings of the Board (if a director), unless the Chairman of the Board or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board shall designate from time to time.

Section 4.05 SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall attend all meetings of the Board of Directors and of the shareholders, and shall record all votes and the minutes of all proceedings and shall perform like duties for the standing committees when required. The Secretary shall give or cause to be given notice of all meetings of the Board of Directors and of the shareholders, and shall perform other duties as may be prescribed by the Board of Directors. The Secretary shall be the custodian of the records and of the seal of the Corporation, and shall affix the seal to all documents and attest to it when duly authorized by the Board of Directors.

Each Assistant Secretary may, in the absence or disability of the Secretary, or at his or her request or the request of the President, perform the duties and exercise the powers of the Secretary, and shall perform other duties as the Board of Directors shall assign.

In the absence of the Secretary or an Assistant Secretary, the minutes of all meetings of the board and of the shareholders shall be recorded by the person designated by the President or by the Board of Directors.

Section 4.06 THE TREASURER AND ASSISTANT TREASURERS. The Treasurer shall be the principal financial officer of the Corporation, shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements of the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in the depositories designated by the Board of Directors, and in general shall perform all the duties incident to the office of Treasurer and such other duties as the Board of Directors may assign from time to time.

The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for the disbursements. The Treasurer shall keep and maintain the Corporation’s books of account and shall render to the President and directors an account of all of his or her transactions as Treasurer and of the financial condition of the Corporation and exhibit the books, records, and accounts to the President or directors at any time.

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If required by the Board of Directors, the Treasurer shall give the Corporation a bond in a sum and with a surety or sureties satisfactory to the Board of Directors for the faithful performance of the duties of the office and for the restoration to the Corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the incumbent’s possession or under the incumbent’s control belonging to the Corporation.

Each Assistant Treasurer may, in the absence or disability of the Treasurer, or at his or her request or the request of the President, perform the duties and exercise the powers of the Treasurer, and shall perform other duties as the Board of Directors shall assign.

Section 4.07 AUTHORITY TO EXECUTE AGREEMENTS. All agreements of the Corporation shall be executed on behalf of the Corporation by (a) the Chief Executive Officer or President, (b) such other officer or employee of the Corporation authorized in writing by the Board of Directors, with such limitations or restrictions on such authority as the Board of Directors deems appropriate or (c) such other person as may be authorized by the Board of Directors.

ARTICLE V

SHARE CERTIFICATES AND TRANSFER

Section 5.01 CERTIFICATES REPRESENTING SHARES. The Corporation shall deliver certificates representing all shares to which shareholders are entitled, provided that the Board of Directors may provide by resolution that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of the shares. If shares are represented by certificates, each share certificate shall be consecutively numbered, shall exhibit the holder’s name, and shall be signed by the one or more officers, and may be sealed with the seal of the Corporation or facsimile thereof. Any or all signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be an officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he or she were an officer at the date of its issuance.

Each certificate representing shares of the Corporation shall state upon the face thereof:

(a) That the Corporation is organized under the laws of Texas.

(b) The name of the person to whom issued.

(c) The number and class of shares and the designation of the series, if any, which that certificate represents.

(d) The par value of each share represented by the certificate or a statement that the shares are without par value.

(e) A conspicuous statement setting forth restrictions on the transfer of the shares, if any.

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The Corporation shall, after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written notice containing the information required to be set forth or stated on certificates pursuant to the Texas Business Organizations Code. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical. No share shall be issued until the consideration therefor, fixed as provided by law, has been fully paid.

No requirement of the Texas Business Organizations Code with respect to matters to be set forth on certificates representing shares of the Corporation shall apply to or affect certificates outstanding when the requirement first becomes applicable to the certificates; but the requirements shall apply to all certificates thereafter issued whether in connection with an original issue of shares, a transfer of shares, or otherwise.

Section 5.02 TRANSFERS OF SHARES. Shares of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of shares shall be made on the books of the Corporation only by the holder of record thereof or by such other person as may under law be authorized to endorse such shares for transfer or by such shareholder’s attorney lawfully constituted in writing. Except as otherwise provided by law, upon surrender to the Corporation or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. No transfer of shares shall be valid as against the Corporation for any purpose until it shall have been entered in the share transfer records of the Corporation by an entry showing from and to what person those shares were transferred.

Section 5.03 REGISTERED SHAREHOLDERS. The Corporation shall be entitled to treat the holder of record of any shares issued by the Corporation as the holder in fact thereof for all purposes, including voting those shares, receiving dividends or distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into agreements with respect to those shares in accordance with Texas law, or giving proxies with respect to those shares.

Neither the Corporation nor any of its officers, directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person possesses a certificate for those shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice of such claim or interest, except as otherwise provided by Texas law.

Section 5.04 LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate is lost, stolen, or destroyed. When authorizing the issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the lost, stolen, or destroyed certificate or certificates or his or her legal representative to give the Corporation a bond with surety in a sum as it may direct, as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

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ARTICLE VI

DISTRIBUTIONS AND DIVIDENDS

Section 6.01 DECLARATION. The Board of Directors may authorize distributions on the outstanding shares in cash, property, or in the shares of the Corporation at any annual, regular, or special meeting of the Board of Directors to the extent permitted by, and subject to the provisions of, the laws of the State of Texas. The Board of Directors may by resolution create a reserve or reserves out of the Corporation’s surplus or allocate any part or all of surplus in any manner for any proper purpose or purposes, and may increase, decrease, or abolish any such reserve, designation, or allocation in the same manner, after first obtaining the written approval of a majority of the shareholders.

Section 6.02 FIXING RECORD DATES FOR DISTRIBUTIONS AND DIVIDENDS. For the purpose of determining shareholders entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the Board of Directors of the Corporation may, at the time of declaring the distribution or dividend, set a date no more than sixty (60) days prior to the date of the distribution or dividend. If no record date is fixed for the determination of shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which the resolution of the Board of Directors declaring the distribution or share dividend is adopted shall be the record date for the determination of shareholders.

ARTICLE VII

INDEMNIFICATION

Section 7.01 INDEMNIFICATION OF EXISTING AND FORMER DIRECTORS AND OFFICERS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or other proceeding (whether civil, criminal, administrative, arbitrative, or investigative), including any appeal thereof, or any inquiry or investigation that could lead to such an action or proceeding (any of the foregoing to be referred to hereafter as a “proceeding”) by reason of the fact that the person (1) is or was a director or officer of the Corporation; or (2) while a director of the Corporation, is or was serving at the request of the Corporation as a partner, director, officer, venturer, proprietor, trustee, employee, administrator, or agent of another entity, organization, or an employee benefit plan (each such person in (2) to be referred to hereafter as a “delegate” and, together with each such person in (1), a “covered person”) to the fullest extent permitted by the Texas Business Organizations Code (as the same now exists or may hereafter be amended, substituted, or replaced, the “BOC”), but if the BOC is amended, substituted, or replaced, only to the extent that such amendment, substitution, or replacement permits the Corporation to provide broader indemnification rights than the BOC permitted the Corporation to provide prior to such amendment, substitution, or replacement, against all judgments (including arbitration awards), court costs, penalties, settlements, fines, excise, and other similar taxes and reasonable attorneys’ fees (all of the foregoing to be referred to hereafter as “expenses”) actually incurred by the covered person in connection with such proceeding. The right to indemnification in this Section 7.01 shall continue as to a covered person who has ceased to be a director, officer, or delegate and shall inure to his or her heirs, executors, or administrators.

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Section 7.02 ADVANCEMENT OF EXPENSES. The Corporation shall pay or reimburse reasonable expenses incurred by a covered person currently serving as a director, officer, or delegate of the Corporation who was or is a party or is threatened to be made a party to any proceeding in advance of the final disposition of the proceeding, without any determination as to the covered person’s entitlement to indemnification, if the Corporation receives the following before any such advancement of expenses:

(a) A written affirmation by the covered person of the covered person’s good faith belief that he or she has met the standard of conduct necessary for indemnification under the BOC.

(b) A written undertaking by or on behalf of the covered person to repay the amount so advanced if the final determination is that the covered person has not met the required standard of conduct set forth in the BOC or that indemnification is prohibited by the BOC.

Section 7.03 INDEMNIFICATION OF AND ADVANCEMENT OF EXPENSES TO OTHER PERSONS. Notwithstanding any other provision of this ARTICLE VII, the Corporation may indemnify and advance expenses to persons other than covered persons, including advisory directors, non-executive officers, employees, and agents of the Corporation, to the extent and in the manner provided by the BOC and these Bylaws.

Section 7.04 INDEMNIFICATION RIGHTS NOT EXCLUSIVE. The rights provided pursuant to this ARTICLE VII shall not be exclusive of any other rights to which a person may be entitled by applicable law, the Corporation’s Certificate of Formation, action or resolution of the Corporation’s shareholders or disinterested directors, or contract.

Section 7.05 INSURANCE. The Corporation may purchase and maintain insurance or another arrangement to indemnify any covered person against any liability asserted against and incurred by the covered person in that capacity or arising out of the covered person’s status in that capacity, regardless of whether the Corporation would have the power to indemnify the covered person against that liability under applicable law.

Section 7.06 REPORTS OF INDEMNIFICATION AND ADVANCES. No later than one (1) year from the date that the Corporation indemnifies or advances expenses to a director, it shall give a written report of such indemnification or advancement to the shareholders, which report must be made with or before the notice or waiver of notice of the next shareholders’ meeting or the next submission to the shareholders of a written consent without a meeting.

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ARTICLE VIII

MISCELLANEOUS

Section 8.01 SEAL. The Corporation may adopt a corporate seal in a form approved by the Board of Directors. The Corporation shall not be required to use the corporate seal and the lack of the corporate seal shall not affect an otherwise valid contract or other instrument executed by the Corporation.

Section 8.02 CHECKS, DRAFTS, ETC. All checks, drafts, or other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board of Directors.

Section 8.03 FISCAL YEAR. The fiscal year of the Corporation shall be as determined by the Board of Directors.

Section 8.04 INVALID PROVISIONS. If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

Section 8.05 CONFLICT WITH APPLICABLE LAW OR CERTIFICATE OF FORMATION. These Bylaws are adopted subject to any applicable law and the Certificate of Formation. Whenever these Bylaws may conflict with any applicable law or the Certificate of Formation, such conflict shall be resolved in favor of such law or the Certificate of Formation.

ARTICLE IX

AMENDMENT OF BYLAWS

Section 9.01 AMENDMENT OF BYLAWS. The Board of Directors may amend, alter, change, and repeal these Bylaws or adopt new bylaws. The shareholders may make additional bylaws and may alter and repeal any bylaws whether such bylaws were originally adopted by them or otherwise.

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ALSET EHOME INTERNATIONAL INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – JUNE 6, 2022 AT 8:00 AM EASTERN STANDARD TIME

CONTROL ID:

REQUEST ID:

The undersigned, a stockholder of Alset EHome International Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Rongguo Wei proxy, with power of substitution, for and in the name of the undersigned to attend the special meeting of stockholders of the Company to be held at https://agm.issuerdirect.com/aei, on Monday, June 6, 2022 beginning at 8:00 AM, Eastern Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/AEI
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:

REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' PROPOSALS 1, 2 AND 3.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2022

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)